UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): April 6, 2004

IROQUOIS BIO-ENERGY COMPANY, LLC

(Exact name of registrant as specified in its charter)

Indiana	333-100672	32-0008858
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6317 East 181st Avenue Hebron, Indiana		43341
(Address of principal executive offices)		(Zip code)

(219) 866-5990
(Registrant’s telephone number, including area code)

Item 5. Other Events.

On April 6, 2004, Iroquois Bio-Energy Company, LLC issued a press release announcing that it has suspended sales efforts in connection with its initial public offering of limited liability company units, pending the filing and effectiveness of a post-effective amendment to its registration statement with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IROQUOIS BIO-ENERGY COMPANY, LLC

		By	/s/ John Bryant
John Bryant
Secretary, Board of Managers

Dated:	April 6, 2004